Supplement to the Prospectus dated October 30, 2000 of
Delaware Tax-Free Iowa Fund
Delaware Tax-Free Kansas Fund
Delaware Montana Municipal Bond Fund
Delaware Tax-Free New Mexico Fund
Delaware Tax-Free North Dakota Fund
Delaware Tax-Free Wisconsin Fund

and to the Current Prospectus of
Delaware Tax-Free New Jersey Fund

On April 19, 2001, the Board of Trustees responsible for the single state municipal bond funds listed above (each a "State Fund") approved proposals to merge each State Fund into the Delaware Tax-Free USA Fund, a series of Delaware Group Tax-Free Fund, subject to shareholder approval. The Board of Trustees responsible for the Delaware Tax-Free USA Fund also approved the mergers.

The investment goal of the Delaware Tax-Free USA Fund is to provide investors with as high a level of current income free from federal income taxes, as is consistent with preservation of capital. The investment goal of each State Fund is to provide investors with as high a level of current income free from federal income taxes and state personal income taxes for residents of that Fund's state, as is consistent with preservation of capital. The Boards believe that the proposed mergers will benefit shareholders.

Effective April 23, 2001, each of the State Funds will be closed to new investors. Shareholders of record on May 30, 2001 will receive a proxy statement in early June requesting their votes on the proposed merger of their State Fund at a special meeting of shareholders to be held on or about July 26, 2001. If approved, the mergers would be expected to take place on or about August 20, 2001. Additionally, the State Funds would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the merger.

Please keep this supplement for future reference.

The date of this Supplement is April 20, 2001.